Supplement dated June 1, 1999 to
Mosaic Income Trust Prospectus dated April 30, 1999


On June 1, 1999, the Trustees of Mosaic Bond Fund solicited its shareholders for a proxy to approve the merger of the Bond Fund into the High Yield Fund effective July 1, 1999.

Concurrently with the proposed merger, the High Yield Fund is intended to change its name to Mosaic Intermediate Income Fund and change its investment policies on July 1, 1999 as follows:

* Quality

The Intermediate Income Fund may invest up to 35% of its assets in bonds rated BB or B by nationally recognized statistical rating organizations. It must invest at least 65% of its assets in investment grade bonds. As a result, it is intended to be a general intermediate term bond fund with the flexibility to invest a limited percentage of its assets in higher yielding bonds.

* Maturity

The Intermediate Income Fund's investment policies are to invest in securities with an average maturity of 10 years or less, thereby acting to help preserve capital. Generally, the shorter the maturity of a bond, the less the fluctuation in the bond's price in response to changing interest rates.

* Diversification

The Intermediate Income Fund will invest in a broad range of corporate debt securities and obligations of the U.S. Government and its agencies. There are no restrictions or limitations on the percentage the fund will invest in any of these types of securities.